EXHIBIT 10.3

                     WISCONSIN BUSINESS DEVELOPMENT FINANCE
                           CORPORATION LOAN DOCUMENTS

================================================================================
U.S. SmaLL Business Adminislration
SBA


                       U.S. Small Business Administration

                                      NOTE
                                (CDC/504 LOANS)
================================================================================

--------------------------------------------------------------------------------
 SBA Loan #          CDC 762-511-4006
--------------------------------------------------------------------------------
 SBA Loan Name       Tower Tech Systems Inc.
--------------------------------------------------------------------------------
 Date                May 19, 2005
--------------------------------------------------------------------------------
 Loan Amount         $434,000.00
--------------------------------------------------------------------------------
 Borrower            Tower Tech Systems Inc.
--------------------------------------------------------------------------------
 Operating           N/A
 Company
--------------------------------------------------------------------------------
 CDC                 Wisconsin Business Development Finance Corporation
--------------------------------------------------------------------------------

  Funding Date:       SEPTEMBER 14. 2005  *Interest Rate:
               -------------------------                 -----------------------
  First Payment Due:    OCTOBER 1, 2005   *P&I Amount:$
                    --------------------               -------------------------
  Note Maturity Date:  SEPTEMEER 1, 2015  *Monthly Payment:$
                     -------------------                    --------------------
                                                            (* BLANK AT SIGNING)

1.   PROMISE TO PAY:

     In return for the Loan, Borrower promises to pay to the order of CDC the amount of -- FOUR HUNDRED THIRTY-FOUR THOUSAND AND 00/100 -- Dollars, interest on the unpaid principal balance, the fees specified in the Servicing Agent Agreement, and all other amounts required by this Note.

2.   DEFINITIONS:

     "Collateral" means any property taken as security for payment of this Note or any guarantee of this Note.
     "Debenture" means the debenture issued by CDC to fund the Loan
     "Guarantor" means each person or entity that signs a guarantee of payment of this Note.
     "Loan" means the loan evidenced by this Note.
     "Loan Documents" means the documents related to this loan signed by Borrower, Guarantor, or anyone who pledges collateral.
     "SBA" means the Small Business Administration, an Agency of the United States of America.
     "Servicing Agent Agreement" means the agreement between the Borrower and the CDC that, among other things, appoints a servicing agent ("Servicing Agent") for this Note.




SBA Form 1505 (10/98) Previous editions obsolete                        Page 1/5

3.   INTEREST RATE AND PAYMENTS:

     The terms of the Debenture sale will establish the interest rate, P& I amount, and Monthly Payment for this Note. Borrower acknowledges that these terms are unknown when Borrower signs this Note.
     A. Once established, the interest rate is fixed. Interest begins to accrue on the Funding Date.
     B. Monthly Payments are due on the first business day of each month, beginning on the First Payment Date and continuing until the Note Maturity Date, when all unpaid amounts will be due. Borrower must pay at the place and by the method the Servicing Agent or CDC designates. The Monthly Payment includes the monthly principal and interest installment (P & I Amount), and the monthly fees in the Servicing Agent Agreement. The Servicing Agent will apply regular Monthly Payments in the following order: 1) monthly fees, 2) accrued interest, and 3) principal.

4.   LATE-PAYMENT FEE:

     CDC charges a late fee if the Servicing Agent receives a Monthly Payment after the fifteenth day of the month when it is due. The late fee is five percent of the payment amount, or $100.00, whichever is greater. The late fee is in addition to the regular Monthly Payment.

5.   RIGHT TO PREPAY:

     Borrower may prepay this Note in full on a specific date each month set by the Servicing Agent. Borrower may not make partial prepayments. Borrower must give CDC at least 45 days' prior written notice. When it receives the notice, CDC will give Borrower prepayment instructions. At least 10 days before the payment date, Borrower must wire a nonrefundable deposit of $1,000 to the Servicing Agent. The Servicing Agent will apply the deposit to the prepayment if Borrower prepays. In any prepayment, Borrower must pay the sum of all of the following amounts due and owing through the date of the next semi-annual Debenture payment:
     A.   Principal balance;
     B.   Interest;
     C.   SBA guarantee fees;
     D.   Servicing agent fees;
     E.   CDC servicing fees;
     F.   Late fees;
     G.   Expenses incurred by CDC for which Borrower is responsible; and
     H.   Any prepayment premium.

6.   PREP A YMENT PREMIUM:

     If Borrower prepays during the first half of the Note term, Borrower must pay a prepayment premium. The formula for the prepayment premium isspecified in the Debenture and may be obtained from CDC.

7.   DEFAULT:

     Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:
     A.   Fails to do anything required by this Note and other Loan Documents;
     B.   Defaults on any other loan made or guaranteed by SBA.
     C. Does not preserve or account to CDC's satisfaction for any of the Collateral or its proceeds;
     D. Does not disclose, or anyone acting on their behalf does not disclose, any material fact to CDC or SBA;
     E. Makes, or anyone acting on their behalf makes, a materially false or misleading representation to CDC or SBA;
     F. Defaults on any loan or agreement with another creditor, if CDC believes the default may materially affect Borrower's ability to pay this Note;
     G.   Fails to pay any taxes when due;
     H. Becomes the subject of a proceeding under any bankruptcy or insolvency law;
     I. Has a receiver or liquidator appointed for any part of their business or property;
     J.   Makes an assignment for the benefit of creditors;
     K. Has any adverse change in financial condition or business operation thatCDC believes may materially affect Borrower's ability to pay this Note;

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


     L. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without CDC's prior written consent, except for ownership changes of up to 5 percent beginning six months after the Loan closes; or
     M. Becomes the subject of a civil or criminal action that CDC believes may materially affect Borrower's ability to pay this Note.

8.   CDC'S RIGHTS IF THERE IS A DEFAULT:

     Without notice or demand and without giving up any of its rights, CDC may:
     A.   Require immediate payment of all amounts owing under this Note;
     B.   Collect all amounts owing fTom any Borrower or Guarantor;
     C.   File suit and obtain judgment;
     D.   Take possession of any Collateral; and,
     E. Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

9.   CDC'S GENERAL POWERS:

     Without notice and without Borrower's consent, CDC may:
     A. Bid or buy at any sale of Collateral by Lender or another lienholder, at any price it chooses;
     B. Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney's fees and costs. If CDC incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance; .
     C.   Release anyone obligated to pay this Note;
     D. Compromise, release, renew, extend or substitute any of the Collateral; and
     E. Take any action necessary to protect the Collateral or collect amounts owing on this Note.

10.  FEDERAL LAW:

     When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. CDC or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity fTom state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law .

11. SUCCESSORS AND ASSIGNS:

     Under this Note, Borrower and Operating Company include the successors of each, and CDC includes its successors and assigns.

12.  GENERAL PROVISIONS:
     A. All individuals and entities signing this Note are jointly and severally liable.
     B. Borrower authorizes CDC, the Servicing Agent, or SBA to complete any blank terms in this Note and any other Loan Documents. The completed terms will bind Borrower as if they were completed prior to this Note being signed.
     C.   Borrower waives all suretYship defenses.
     D. Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable CDC to acquire, perfect, or maintain CDC's liens on Collateral.
     E. CDC may exercise any of its rights separately or together, as many times and in any order it chooses. CDC may delay or forgo enforcing any of its rights without giving any up.
     F. Borrower may not use any oral statement to contradict or alter the written terms of, or raise a defense to, this Note.
     G. If any part of this Note is unenforceable, all other parts remain in effect.
     H. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that CDC did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.


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


13.  STATE-SPECIFIC PROVISIONS:


     Each Borrower who is married represents that this obligation is incurred in the interest of his or her marriage or family.
































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


14.  BORROWER'S NAME(S) AND SIGNATURE(S):

     By signing below, each individual or entity becomes obligated under this Note as Borrower.


     IN WITNESS WHEREOF, this Note has been duly executed as of the date first set forth above.

     TOWER TECH SYSTEMS INC.


     By:  /s/ CHRISTOPHER C. ALLIE
        ------------------------------------------
        Christopher C. Allie, President

     By:  /s/ TERENCE P. FOX
        ------------------------------------------
        Terence P. Fox, Secretary





ASSIGNMENT: CDC assigns this Note to SBA.

By:   /s/ DAN SCHNEIDER                           Date: MAY 19, 2005.
   ----------------------------------------            -------------------------

Typed Name: DAN SCHNEIDER, EXECUTIVE VICE PRESIDENT , authorized officer of COC.
           -----------------------------------------


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
================================================================================
U.S. SmaLL Business Adminislration
SBA


                       U.S. Small Business Administration

                            UNCONDITIONAL GUARANTEE

================================================================================

--------------------------------------------------------------------------------
 SBA Loan #          CDC 762-511-4006
--------------------------------------------------------------------------------
 SBA Loan Name       Tower Tech Systems Inc.
--------------------------------------------------------------------------------
 Guarantor           Christopher C. Allie
--------------------------------------------------------------------------------
 Borrower            Tower Tech Systems Inc.
--------------------------------------------------------------------------------
 Lender              Wisconsin Business Development Finance Corporation
--------------------------------------------------------------------------------
 Date                May 19, 2005
--------------------------------------------------------------------------------
 Note Amount         $434,000.00
 -------------------------------------------------------------------------------


1.   GUARANTEE:

     Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note. This Guarantee remains in effect until the Note is paid in full. Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor. Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.   NOTE:

     The  "Note"  is the promissory note dated   MAY 19, 2005   in the principal
     amount of -- FOUR HUNDRED THIRTY-FOUR THOUSAND AND 00/100 -- Dollars, from Borrower to Lender. It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a iine of credit.

3.   DEFINITIONS:

     "Collateral" means any property taken as security for payment ofthe Note or any guarantee of the Note.
     "Loan" means the loan evidenced by the Note.
     "Loan Documents" means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.
     "SBA" means the Small Business Administration, an Agency of the United States of America.



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


4.   LENDER'S GENERAL POWERS:

     Lender may take any of the following actions at any time, without notice, without Guarantor's consent, and without making demand upon Guarantor:
     A. Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;
     B. Refrain from taking any action on the Note, the Collateral, or any guarantee;
     C.   Release any Borrower or any guarantor of the Note;
     D.   Compromise or settle with the Borrower or any guarantor of the Note;
     E. Substitute or release any of the Collateral, whether or not Lender receives anything in return;
     F. Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;
     G. Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and
     H. Exercise any rights it has, including those in the Note and other Loan Documents.
     These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.   FEDERAL LAW:

     When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.   RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

     To the extent permitted by law,
     A.   Guarantor waives all rights to:
          1)   Require presentment, protest, or demand upon Borrower;
          2)   Redeem any Collateral before or after Lender disposes of it;
          3)   Have any disposition of Collateral advertised; and
          4) Require a valuation of Collateral before or after Lender disposes of it.
     B.   Guarantor waives any notice of:
          1)   Any default under the Note;
          2)   Presentment, dishonor, protest, or demand;
          3)   Execution of the Note;
          4) Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;
          5) Any change in the financial condition or business operations of Borrower or any guarantor;
          6) Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and
          7)   The time or place of any sale or other disposition of Collateral.
     C.   Guarantor waives defenses based upon any claim that:
          1)   Lender failed to obtain any guarantee;
          2) Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;
          3)   Lender or others improperly valued or inspected the Collateral;
          4) The Collateral changed in value, or was neglected, lost, destroyed, or Underinsured;



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


          5)   Lender impaired the Collateral;
          6)   Lender did not dispose of any of the Collateral;
          7)   Lender did not conduct a commercially reasonable sale;
          8)   Lender did not obtain the fair market value of the Collateral;
          9)   Lender did not make or perfect a claim upon the death or
               disability of Borrower or any guarantor of the Note;
         10)   The financial condition of Borrower or any guarantor was
               overstated or has adversely changed;
         11) Lender made errors or omissions in Loan Documents or administration of the Loan;
         12) Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from
               Guarantor:
         13)   Lender impaired Guarantor's suretyship rights;
         14) Lender modified the Note terms, other than to increase amounts due under the Note. If Lender modifies the Note to increase the amounts due under the Note without Guarantor's consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;
         15)   Borrower has avoided liability on the Note; or
         16) Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.   DUTIES AS TO COLLATERAL:

     Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee. Lender has no duty to preserve or dispose of any Collateral.

8.   SUCCESSORS AND ASSIGNS:

     Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.   GENERAL PROVISIONS:
     A. ENFORCEMENT EXPENSES. Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney's fees and costs.
     B. SBA NOT A CO-GUARANTOR. Guarantor's liability will continue even if SBA pays Lender. SBA is not a coguarantor with Guarantor. Guarantor has no right of contribution from SBA.
     C. SUBROGATION RIGHTS. Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.
     D. JOINT AND SEVERAL LIABILITY. All individuals and entities signing as Guarantor are jointly and severally liable.
     E. DOCUMENT SIGNING. Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender's liens on Collateral.
     F. FINANCIAL STATEMENTS. Guarantor must give Lender financial statements as Lender requires.
     G. LENDER'S RIGHTS CUMULATIVE, NOT WAIVED. Lender may exercise any of its rights separately or together, as many times as it chooses. Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.
     H. ORAL STATEMENTS NOT BINDING. Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.
     I. SEVERABILITY. If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.
     J. CONSIDERATION. The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.


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


10.  STATE-SPECIFIC PROVISIONS:

     Each Guarantor who is married represents that this obligation is incurred in the interest of his or her marriage or family.



     /s/ CHRISTOPHER C. ALLIE
     -----------------------------------------------
     Christopher C. Allie























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


11.  GUARANTOR ACKNOWLEDGMENT OF TERMS.

     Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.  GUARANTOR NAME(S) AND SIGNATURE(S):

     By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

     IN WITNESS WHEREOF, this Unconditional Guarantee has been duly executed as of the date first set forth above.


     /s/ CHRISTOPHER C. ALLIE
     -----------------------------------------------
     Christopher C. Allie







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


                                 SPOUSAL CONSENT




Wisconsin Business Development
   Finance Corporation
P.O. Box 2717
Madison, WI 53701-2717

U.S. Small Business Administration
740 Regent Street, Suite 100
Madison, WI 53715


To Whom It May Concern:

         My spouse, Christopher C. Allie, has agreed or may agree to guarantee a loan to secure repayment of the obligations of Tower Tech Systems Inc. I consent to this act by my spouse; and acknowledge that these obligations are incurred in the interest of my marriage and/or family, but by signing below, I am not becoming personally liable as a guarantor for the payment of the obligations of the other person.





Dated:  May 20       ,2005
      ---------------


/s/ CHRISTINE A. ALLIE
---------------------------------------
Name:  Christine A. Allie

U.S. Small Business Administration
SBA

                       U.S. Small Business Administration

                            UNCONDITIONAL GUARANTEE

================================================================================

--------------------------------------------------------------------------------
 SBA Loan #          CDC 762-511-4006
--------------------------------------------------------------------------------
 SBA Loan Name       Tower Tech Systems Inc.
--------------------------------------------------------------------------------
 Guarantor           Raymond L. Brickner, III
--------------------------------------------------------------------------------
 Borrower            Tower Tech Systems Inc.
--------------------------------------------------------------------------------
 Lender              Wisconsin Business Development Finance Corporation
--------------------------------------------------------------------------------
 Date                May 19, 2005
--------------------------------------------------------------------------------
 Note Amount         $434,000.00
 -------------------------------------------------------------------------------


1.   GUARANTEE:

     Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note. This Guarantee remains in effect until the Note is paid in full. Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor. Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.   NOTE:

     The  "Note"  is the promissory note dated   MAY 19, 2005   in the principal
     amount of -- FOUR HUNDRED THIRTY-FOUR THOUSAND AND 00/100 -- Dollars, from Borrower to Lender. It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a iine of credit.

3.   DEFINITIONS:

     "Collateral" means any property taken as security for payment ofthe Note or any guarantee of the Note.
     "Loan" means the loan evidenced by the Note.
     "Loan Documents" means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.
     "SBA" means the Small Business Administration, an Agency of the United States of America.



SBA Form 148 (10/98) Previous editions obsolete.                        Page 1/5

4.   LENDER'S GENERAL POWERS:

     Lender may take any of the following actions at any time, without notice, without Guarantor's consent, and without making demand upon Guarantor:
     A. Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;
     B. Refrain from taking any action on the Note, the Collateral, or any guarantee;
     C.   Release any Borrower or any guarantor of the Note;
     D.   Compromise or settle with the Borrower or any guarantor of the Note;
     E. Substitute or release any of the Collateral, whether or not Lender receives anything in return;
     F. Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;
     G. Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and
     H. Exercise any rights it has, including those in the Note and other Loan Documents.
     These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.   FEDERAL LAW:

     When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.   RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

     To the extent permitted by law,
     A.   Guarantor waives all rights to:
          1)   Require presentment, protest, or demand upon Borrower;
          2)   Redeem any Collateral before or after Lender disposes of it;
          3)   Have any disposition of Collateral advertised; and
          4) Require a valuation of Collateral before or after Lender disposes of it.
     B.   Guarantor waives any notice of:
          1)   Any default under the Note;
          2)   Presentment, dishonor, protest, or demand;
          3)   Execution of the Note;
          4) Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;
          5) Any change in the financial condition or business operations of Borrower or any guarantor;
          6) Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and
          7)   The time or place of any sale or other disposition of Collateral.
     C.   Guarantor waives defenses based upon any claim that:
          1)   Lender failed to obtain any guarantee;
          2) Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;
          3)   Lender or others improperly valued or inspected the Collateral;
          4) The Collateral changed in value, or was neglected, lost, destroyed, or Underinsured;



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


          5)   Lender impaired the Collateral;
          6)   Lender did not dispose of any of the Collateral;
          7)   Lender did not conduct a commercially reasonable sale;
          8)   Lender did not obtain the fair market value of the Collateral;
          9)   Lender did not make or perfect a claim upon the death or
               disability of Borrower or any guarantor of the Note;
         10)   The financial condition of Borrower or any guarantor was
               overstated or has adversely changed;
         11) Lender made errors or omissions in Loan Documents or administration of the Loan;
         12) Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from
               Guarantor:
         13)   Lender impaired Guarantor's suretyship rights;
         14) Lender modified the Note terms, other than to increase amounts due under the Note. If Lender modifies the Note to increase the amounts due under the Note without Guarantor's consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;
         15)   Borrower has avoided liability on the Note; or
         16) Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.   DUTIES AS TO COLLATERAL:

     Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee. Lender has no duty to preserve or dispose of any Collateral.

8.   SUCCESSORS AND ASSIGNS:

     Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.   GENERAL PROVISIONS:
     A. ENFORCEMENT EXPENSES. Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney's fees and costs.
     B. SBA NOT A CO-GUARANTOR. Guarantor's liability will continue even if SBA pays Lender. SBA is not a coguarantor with Guarantor. Guarantor has no right of contribution from SBA.
     C. SUBROGATION RIGHTS. Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.
     D. JOINT AND SEVERAL LIABILITY. All individuals and entities signing as Guarantor are jointly and severally liable.
     E. DOCUMENT SIGNING. Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender's liens on Collateral.
     F. FINANCIAL STATEMENTS. Guarantor must give Lender financial statements as Lender requires.
     G. LENDER'S RIGHTS CUMULATIVE, NOT WAIVED. Lender may exercise any of its rights separately or together, as many times as it chooses. Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.
     H. ORAL STATEMENTS NOT BINDING. Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.
     I. SEVERABILITY. If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.
     J. CONSIDERATION. The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.


SBA Form 148 (10/98) Previous editions obsolete.                        Page 3/5

10.  STATE-SPECIFIC PROVISIONS:

     Each Guarantor who is married represents that this obligation is incurred in the interest of his or her marriage or family.



     /s/ RAYMOND L. BRICKNER, III
     -----------------------------------------------
     Raymond L. Brickner, III























SBA Form 148 (10/98) Previous editions obsolete.                        Page 4/5

11.  GUARANTOR ACKNOWLEDGMENT OF TERMS.

     Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.  GUARANTOR NAME(S) AND SIGNATURE(S):

     By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

     IN WITNESS WHEREOF, this Unconditional Guarantee has been duly executed as of the date first set forth above.


     /s/ RAYMOND L. BRICKNER, III
     -----------------------------------------------
     Raymond L. Brickner, III







SBA Form 148 (10/98) Previous editions obsolete.                       Page 5/5

                                 SPOUSAL CONSENT




Wisconsin Business Development
   Finance Corporation
P.O. Box 2717
Madison, WI 53701-2717

U.S. Small Business Administration
740 Regent Street, Suite 100
Madison, WI 53715


To Whom It May Concern:

         My spouse, Raymond L. Brickner, III, has agreed or may agree to guarantee a loan to secure repayment of the obligations of Tower Tech Systems Inc. I consent to this act by my spouse; and acknowledge that these obligations are incurred in the interest of my marriage and/or family, but by signing below, I am not becoming personally liable as a guarantor for the payment of the obligations of the other person.





Dated:  May 25       ,2005
      ---------------


/s/ DEBRA L. BRICKNER
---------------------------------------
Name:  Debra L. Brickner

U.S. Small Business Administration
SBA

                       U.S. Small Business Administration

                            UNCONDITIONAL GUARANTEE

================================================================================

--------------------------------------------------------------------------------
 SBA Loan #          CDC 762-511-4006
--------------------------------------------------------------------------------
 SBA Loan Name       Tower Tech Systems Inc.
--------------------------------------------------------------------------------
 Guarantor           Daniel P. Wergin
--------------------------------------------------------------------------------
 Borrower            Tower Tech Systems Inc.
--------------------------------------------------------------------------------
 Lender              Wisconsin Business Development Finance Corporation
--------------------------------------------------------------------------------
 Date                May 19, 2005
--------------------------------------------------------------------------------
 Note Amount         $434,000.00
 -------------------------------------------------------------------------------


1.   GUARANTEE:

     Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note. This Guarantee remains in effect until the Note is paid in full. Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor. Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.   NOTE:

     The  "Note"  is the promissory note dated   MAY 19, 2005   in the principal
     amount of -- FOUR HUNDRED THIRTY-FOUR THOUSAND AND 00/100 -- Dollars, from Borrower to Lender. It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a iine of credit.

3.   DEFINITIONS:

     "Collateral" means any property taken as security for payment ofthe Note or any guarantee of the Note.
     "Loan" means the loan evidenced by the Note.
     "Loan Documents" means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.
     "SBA" means the Small Business Administration, an Agency of the United States of America.



SBA Form 148 (10/98) Previous editions obsolete.                        Page 1/5

4.   LENDER'S GENERAL POWERS:

     Lender may take any of the following actions at any time, without notice, without Guarantor's consent, and without making demand upon Guarantor:
     A. Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;
     B. Refrain from taking any action on the Note, the Collateral, or any guarantee;
     C.   Release any Borrower or any guarantor of the Note;
     D.   Compromise or settle with the Borrower or any guarantor of the Note;
     E. Substitute or release any of the Collateral, whether or not Lender receives anything in return;
     F. Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;
     G. Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and
     H. Exercise any rights it has, including those in the Note and other Loan Documents.
     These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.   FEDERAL LAW:

     When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.   RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

     To the extent permitted by law,
     A.   Guarantor waives all rights to:
          1)   Require presentment, protest, or demand upon Borrower;
          2)   Redeem any Collateral before or after Lender disposes of it;
          3)   Have any disposition of Collateral advertised; and
          4) Require a valuation of Collateral before or after Lender disposes of it.
     B.   Guarantor waives any notice of:
          1)   Any default under the Note;
          2)   Presentment, dishonor, protest, or demand;
          3)   Execution of the Note;
          4) Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;
          5) Any change in the financial condition or business operations of Borrower or any guarantor;
          6) Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and
          7)   The time or place of any sale or other disposition of Collateral.
     C.   Guarantor waives defenses based upon any claim that:
          1)   Lender failed to obtain any guarantee;
          2) Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;
          3)   Lender or others improperly valued or inspected the Collateral;
          4) The Collateral changed in value, or was neglected, lost, destroyed, or Underinsured;



SBA Form 148 (10/98) Previous editions obsolete.                        Page 2/5

          5)   Lender impaired the Collateral;
          6)   Lender did not dispose of any of the Collateral;
          7)   Lender did not conduct a commercially reasonable sale;
          8)   Lender did not obtain the fair market value of the Collateral;
          9)   Lender did not make or perfect a claim upon the death or
               disability of Borrower or any guarantor of the Note;
         10)   The financial condition of Borrower or any guarantor was
               overstated or has adversely changed;
         11) Lender made errors or omissions in Loan Documents or administration of the Loan;
         12) Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from
               Guarantor:
         13)   Lender impaired Guarantor's suretyship rights;
         14) Lender modified the Note terms, other than to increase amounts due under the Note. If Lender modifies the Note to increase the amounts due under the Note without Guarantor's consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;
         15)   Borrower has avoided liability on the Note; or
         16) Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.   DUTIES AS TO COLLATERAL:

     Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee. Lender has no duty to preserve or dispose of any Collateral.

8.   SUCCESSORS AND ASSIGNS:

     Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.   GENERAL PROVISIONS:
     A. ENFORCEMENT EXPENSES. Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney's fees and costs.
     B. SBA NOT A CO-GUARANTOR. Guarantor's liability will continue even if SBA pays Lender. SBA is not a coguarantor with Guarantor. Guarantor has no right of contribution from SBA.
     C. SUBROGATION RIGHTS. Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.
     D. JOINT AND SEVERAL LIABILITY. All individuals and entities signing as Guarantor are jointly and severally liable.
     E. DOCUMENT SIGNING. Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender's liens on Collateral.
     F. FINANCIAL STATEMENTS. Guarantor must give Lender financial statements as Lender requires.
     G. LENDER'S RIGHTS CUMULATIVE, NOT WAIVED. Lender may exercise any of its rights separately or together, as many times as it chooses. Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.
     H. ORAL STATEMENTS NOT BINDING. Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.
     I. SEVERABILITY. If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.
     J. CONSIDERATION. The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.


SBA Form 148 (10/98) Previous editions obsolete.                        Page 3/5

10.  STATE-SPECIFIC PROVISIONS:

     Each Guarantor who is married represents that this obligation is incurred in the interest of his or her marriage or family.



     /s/ DANIEL P. WERGIN
     -----------------------------------------------
     Daniel P. Wergin























SBA Form 148 (10/98) Previous editions obsolete.                        Page 4/5

11.  GUARANTOR ACKNOWLEDGMENT OF TERMS.

     Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.  GUARANTOR NAME(S) AND SIGNATURE(S):

     By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

     IN WITNESS WHEREOF, this Unconditional Guarantee has been duly executed as of the date first set forth above.


     /s/ DANIEL P. WERGIN
     -----------------------------------------------
     Daniel P. Wergin







SBA Form 148 (10/98) Previous editions obsolete.                       Page 5/5

                                 SPOUSAL CONSENT




Wisconsin Business Development
   Finance Corporation
P.O. Box 2717
Madison, WI 53701-2717

U.S. Small Business Administration
740 Regent Street, Suite 100
Madison, WI 53715


To Whom It May Concern:

         My spouse, Daniel P. Wergin, has agreed or may agree to guarantee a loan to secure repayment of the obligations of Tower Tech Systems Inc. I consent to this act by my spouse; and acknowledge that these obligations are incurred in the interest of my marriage and/or family, but by signing below, I am not becoming personally liable as a guarantor for the payment of the obligations of the other person.





Dated:  5/ 19         ,2005
      ---------------


/s/ CAROL J. WERGIN
---------------------------------------
Name:  Carol J. Wergin

U.S. Small Business Administration
SBA

                       U.S. Small Business Administration

                            UNCONDITIONAL GUARANTEE

================================================================================

--------------------------------------------------------------------------------
 SBA Loan #          CDC 762-511-4006
--------------------------------------------------------------------------------
 SBA Loan Name       Tower Tech Systems Inc.
--------------------------------------------------------------------------------
 Guarantor           Terence P. Fox
--------------------------------------------------------------------------------
 Borrower            Tower Tech Systems Inc.
--------------------------------------------------------------------------------
 Lender              Wisconsin Business Development Finance Corporation
--------------------------------------------------------------------------------
 Date                May 19, 2005
--------------------------------------------------------------------------------
 Note Amount         $434,000.00
 -------------------------------------------------------------------------------


1.   GUARANTEE:

     Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note. This Guarantee remains in effect until the Note is paid in full. Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor. Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.   NOTE:

     The  "Note"  is the promissory note dated   MAY 19, 2005   in the principal
     amount of -- FOUR HUNDRED THIRTY-FOUR THOUSAND AND 00/100 -- Dollars, from Borrower to Lender. It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a iine of credit.

3.   DEFINITIONS:

     "Collateral" means any property taken as security for payment ofthe Note or any guarantee of the Note.
     "Loan" means the loan evidenced by the Note.
     "Loan Documents" means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.
     "SBA" means the Small Business Administration, an Agency of the United States of America.



SBA Form 148 (10/98) Previous editions obsolete.                        Page 1/5

4.   LENDER'S GENERAL POWERS:

     Lender may take any of the following actions at any time, without notice, without Guarantor's consent, and without making demand upon Guarantor:
     A. Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;
     B. Refrain from taking any action on the Note, the Collateral, or any guarantee;
     C.   Release any Borrower or any guarantor of the Note;
     D.   Compromise or settle with the Borrower or any guarantor of the Note;
     E. Substitute or release any of the Collateral, whether or not Lender receives anything in return;
     F. Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;
     G. Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and
     H. Exercise any rights it has, including those in the Note and other Loan Documents.
     These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.   FEDERAL LAW:

     When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.   RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

     To the extent permitted by law,
     A.   Guarantor waives all rights to:
          1)   Require presentment, protest, or demand upon Borrower;
          2)   Redeem any Collateral before or after Lender disposes of it;
          3)   Have any disposition of Collateral advertised; and
          4) Require a valuation of Collateral before or after Lender disposes of it.
     B.   Guarantor waives any notice of:
          1)   Any default under the Note;
          2)   Presentment, dishonor, protest, or demand;
          3)   Execution of the Note;
          4) Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;
          5) Any change in the financial condition or business operations of Borrower or any guarantor;
          6) Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and
          7)   The time or place of any sale or other disposition of Collateral.
     C.   Guarantor waives defenses based upon any claim that:
          1)   Lender failed to obtain any guarantee;
          2) Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;
          3)   Lender or others improperly valued or inspected the Collateral;
          4) The Collateral changed in value, or was neglected, lost, destroyed, or Underinsured;



SBA Form 148 (10/98) Previous editions obsolete.                        Page 2/5

          5)   Lender impaired the Collateral;
          6)   Lender did not dispose of any of the Collateral;
          7)   Lender did not conduct a commercially reasonable sale;
          8)   Lender did not obtain the fair market value of the Collateral;
          9)   Lender did not make or perfect a claim upon the death or
               disability of Borrower or any guarantor of the Note;
         10)   The financial condition of Borrower or any guarantor was
               overstated or has adversely changed;
         11) Lender made errors or omissions in Loan Documents or administration of the Loan;
         12) Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from
               Guarantor:
         13)   Lender impaired Guarantor's suretyship rights;
         14) Lender modified the Note terms, other than to increase amounts due under the Note. If Lender modifies the Note to increase the amounts due under the Note without Guarantor's consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;
         15)   Borrower has avoided liability on the Note; or
         16) Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.   DUTIES AS TO COLLATERAL:

     Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee. Lender has no duty to preserve or dispose of any Collateral.

8.   SUCCESSORS AND ASSIGNS:

     Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.   GENERAL PROVISIONS:
     A. ENFORCEMENT EXPENSES. Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney's fees and costs.
     B. SBA NOT A CO-GUARANTOR. Guarantor's liability will continue even if SBA pays Lender. SBA is not a coguarantor with Guarantor. Guarantor has no right of contribution from SBA.
     C. SUBROGATION RIGHTS. Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.
     D. JOINT AND SEVERAL LIABILITY. All individuals and entities signing as Guarantor are jointly and severally liable.
     E. DOCUMENT SIGNING. Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender's liens on Collateral.
     F. FINANCIAL STATEMENTS. Guarantor must give Lender financial statements as Lender requires.
     G. LENDER'S RIGHTS CUMULATIVE, NOT WAIVED. Lender may exercise any of its rights separately or together, as many times as it chooses. Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.
     H. ORAL STATEMENTS NOT BINDING. Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.
     I. SEVERABILITY. If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.
     J. CONSIDERATION. The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.


SBA Form 148 (10/98) Previous editions obsolete.                        Page 3/5

10.  STATE-SPECIFIC PROVISIONS:

     Each Guarantor who is married represents that this obligation is incurred in the interest of his or her marriage or family.



     /s/ TERENCE P. FOX
     -----------------------------------------------
     Terence P. Fox























SBA Form 148 (10/98) Previous editions obsolete.                        Page 4/5

11.  GUARANTOR ACKNOWLEDGMENT OF TERMS.

     Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.  GUARANTOR NAME(S) AND SIGNATURE(S):

     By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

     IN WITNESS WHEREOF, this Unconditional Guarantee has been duly executed as of the date first set forth above.


     /s/ TERENCE P. FOX
     -----------------------------------------------
     Terence P. Fox







SBA Form 148 (10/98) Previous editions obsolete.                       Page 5/5

                                 SPOUSAL CONSENT




Wisconsin Business Development
   Finance Corporation
P.O. Box 2717
Madison, WI 53701-2717

U.S. Small Business Administration
740 Regent Street, Suite 100
Madison, WI 53715


To Whom It May Concern:

         My spouse, Paula L. Fox, III, has agreed or may agree to guarantee a loan to secure repayment of the obligations of Tower Tech Systems Inc. I consent to this act by my spouse; and acknowledge that these obligations are incurred in the interest of my marriage and/or family, but by signing below, I am not becoming personally liable as a guarantor for the payment of the obligations of the other person.





Dated:  JUNE 12,     ,2005
      ---------------


/s/ PAULA L. FOX
---------------------------------------
Name:  Paula L. Fox